UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2017

Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

On May 3, 2017, Level 3 Communications, Inc. (“Level 3”) issued a press release relating to, among other things, first quarter 2017 financial results, including certain full year 2017 financial projections. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Some statements made in Exhibit 99.1 are forward-looking in nature and are based on management’s current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Level 3’s control, which could cause actual events to differ materially from those expressed or implied by the statements. Important factors that could prevent Level 3 from achieving its stated goals include, but are not limited to, the company’s ability to: increase revenue from its services to realize its targets for financial and operating performance; develop and maintain effective business support systems; manage system and network failures or disruptions; avert the breach of its network and computer system security measures; develop new services that meet customer demands and generate acceptable margins; manage the future expansion or adaptation of its network to remain competitive; defend intellectual property and proprietary rights; manage risks associated with continued uncertainty in the global economy; manage continued or accelerated decreases in market pricing for communications services; obtain capacity for its network from other providers and interconnect its network with other networks on favorable terms; successfully integrate future acquisitions; effectively manage political, legal, regulatory, foreign currency and other risks it is exposed to due to its substantial international operations; mitigate its exposure to contingent liabilities; and meet all of the terms and conditions of its debt obligations. Additional information concerning these and other important factors can be found within Level 3’s filings with the Securities and Exchange Commission. Statements in Exhibit 99.1 should be evaluated in light of these important factors. Level 3 is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
None

(b)	Pro Forma Financial Information
None

(c)	Shell Company Transactions
None

(d)	Exhibits

	99.1	Press Release dated May 3, 2017, relating to, among other things, first quarter 2017 financial results, including certain full year 2017 financial projections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: May 3, 2017

Exhibit Index

Exhibit	Description

99.1	Press Release dated May 3, 2017.